UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 4, 2023
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
Arch Capital Group Ltd.'s ("ACGL") annual meeting of shareholders was held on May 4, 2023. At the meeting, the holders of 326,609,251 common shares, which represents approximately 88 percent of the outstanding shares entitled to vote as of the record date of March 7, 2023, were represented in person or by proxy. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Item 1. The vote on the election of the five Class I directors to hold office for a term of three years and until their respective successors are duly elected and qualified or their earlier resignation or removal.The voting results were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Francis Ebong	280,794,829	35,793,616	164,454	9,856,352
Eileen Mallesch	304,293,583	12,310,583	148,733	9,856,352
Louis J. Paglia	299,919,845	16,678,891	154,163	9,856,352
Brian S. Posner	296,651,352	19,940,542	161,005	9,856,352
John D. Vollaro	309,573,440	7,024,979	154,480	9,856,352
Item 2. The vote on a proposal on advisory vote to approve named executive officer compensation. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
297,263,015	19,296,230	193,654	9,856,352
Item 3. The vote on a proposal on advisory vote of preferred frequency for advisory vote on named executive officer compensation.The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
312,697,512	319,929	3,586,599	148,859
Item 4. The vote on a proposal to approve the Amended and Restated Arch Capital Group Ltd. 2007 Employee Share Purchase Plan. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
316,344,285	282,835	125,779	9,856,352
Item 5. The vote on the ratification of the selection of PricewaterhouseCoopers LLP as ACGL’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
315,616,209	10,876,150	116,892	—
Item 6. The vote on the election of certain individuals as Designated Company Directors of certain of ACGL’s non-U.S. subsidiaries. The voting results were as follows:

DIRECTOR	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Matthew Dragonetti	316,461,698	85,569	205,632	9,856,352
Seamus Fearon	316,424,289	121,252	207,358	9,856,352
Beau H. Franklin	315,636,074	883,453	233,372	9,856,352
Jerome Halgan	316,388,331	159,756	204,812	9,856,352
James Haney	316,492,079	61,054	199,766	9,856,352
Chris Hovey	316,452,684	96,363	203,852	9,856,352
Pierre Jal	316,455,279	96,858	200,762	9,856,352
François Morin	298,983,682	17,592,808	176,409	9,856,352
David J. Mulholland	316,489,134	67,835	195,930	9,856,352
Chiara Nannini	295,921,853	20,624,503	206,543	9,856,352
Maamoun Rajeh	316,494,241	75,120	183,538	9,856,352
Christine Todd	316,503,231	57,143	192,525	9,856,352

ITEM 8.01    Other Events.

Preferred Share Dividends. On May 5, 2023, the Board of Directors (the “Board”) of ACGL declared dividends with respect to the outstanding 13,200,000 depositary shares, each representing a 1/1000th interest in a share of 5.45% Non-Cumulative Preferred Shares, Series F, $0.01 per share (“Series F Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depositary share), as outlined below. All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2023 to holders of record of the Series F Shares, as of June 15, 2023, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date. In addition, the Board declared dividends with respect to the Series F Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2023 to holders of record of the Series F Shares, as of September 15, 2023, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series F	6/30/23	3/31/23-6/29/23	$4,496,250	$0.340625
Series F	9/30/23	6/30/23-9/29/23	$4,496,250	$0.340625
In addition, on May 5, 2023, the Board of ACGL declared dividends with respect to the outstanding 20,000,000 depositary shares, each representing a 1/1000th interest in a share of 4.55% Non-Cumulative Preferred Shares, Series G, $0.01 per share (“Series G Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depositary share), as outlined below. All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2023 to holders of record of the Series G Shares, as of June 15, 2023, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date. In addition, the Board declared dividends with respect to the Series G Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2023 to holders of record of the Series G Shares, as of September 15, 2023, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series G	6/30/23	3/31/23-6/29/23	$5,687,500	$0.284375
Series G	9/30/23	6/30/23-9/29/23	$5,687,500	$0.284375
ITEM 9.01    Financial Statements and Exhibits.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: May 8, 2023	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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